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Exhibit 10.30

SUPPLEMENT TO GUARANTEE AND COLLATERAL AGREEMENT

    SUPPLEMENT NO. 1, dated as of December 30, 2002 (this "Supplement"), to the Guarantee and Collateral Agreement, dated as of December 19, 2002 (as supplemented and as the same may be amended, further supplemented or otherwise modified from time to time, the "Guarantee and Collateral Agreement"), by Scientific Games Corporation, a Delaware corporation (the "Company"), and each of the other signatories thereto (each such signatory individually, a "Grantor" and collectively, the "Grantors") in favor of The Bank of New York, as Administrative Agent (in such capacity, the "Administrative Agent") for the Lenders (as defined in the Credit Agreement referred to below).

        A.    Reference is made to that certain Credit Agreement, dated as of December 19, 2002 (as supplemented and as the same may be amended, further supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Company, the Lenders from time to time parties thereto, Bear, Stearns & Co. Inc., as Lead Arranger, BNY Capital Markets, Inc., as Co-Arranger, Bear Stearns Corporate Lending Inc., as Syndication Agent, and the Administrative Agent.

        B.    All capitalized terms used herein and not otherwise defined herein shall have the respective meanings assigned to such terms in the Credit Agreement.

        C.    The Grantors have entered into the Guarantee and Collateral Agreement in order to induce the Lenders to make extensions of credit to the Company.

        D.    Scientific Games Holdings Corp. ("Holdings") is a Grantor under the Guarantee and Collateral Agreement. Pursuant to Section 3 of the Guarantee and Collateral Agreement, Holdings assigned and transferred to the Administrative Agent a security interest in, inter alia, 65 ordinary shares of Scientific Games UK Holdings LTD (the "UK Shares").

        E.    Scientific Games International, Inc. ("International") is a Grantor under the Guarantee and Collateral Agreement. Pursuant to Section 3 of the Guarantee and Collateral Agreement, International assigned and transferred to the Administrative Agent a security interest in, inter alia, sixty-five percent (65%) of the share capital of Scientific Games International GmbH (the "Austrian Shares").

        F.    Concurrently with the execution and delivery of this Supplement, Holdings and International are entering into and consummating the Tax Reorganizations (as defined in Section 9.5(f) of the Credit Agreement).

        G.    Upon the consummation of the Tax Reorganizations, Holdings shall have received an additional 34,400,000 ordinary shares of £1.00 each of Scientific Games International Holdings LTD (the "New Shares") and two separate intercompany notes, one in the principal amount of £23,900,000 and the other in the principal amount of £6,500,000, each dated December , 2002, and each made by Scientific Games International Holdings LTD payable to Holdings (together, the "New Notes").

        Accordingly, each of the undersigned agrees as follows:

        SECTION 1.    Pursuant to Section 9.5(f) of the Credit Agreement, Holdings hereby assigns and transfers to the Administrative Agent, and hereby grants to the Administrative Agent, for the ratable benefit of the Agents and the Lenders (and any affiliates of any Lender to which Borrower Hedge Agreement Obligations (as defined in the Guarantee and Collateral Agreement) are owing), a security interest in the following property, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of Holdings' Obligations (as defined in the Guarantee and Collateral Agreement):

          (a)    22,360,000 New Shares (such New Shares, the "New Pledged Shares"), which New Pledged Shares represent sixty-five percent (65%) of the New Shares, as "Pledged Shares" under the Guarantee and Collateral Agreement; and

          (b)    the New Notes as "Pledged Notes" under the Guarantee and Collateral Agreement.

        SECTION 2.    Pursuant to Section 9.5(f) of the Credit Agreement, upon the consummation of the Tax Reorganizations, this Supplement may be attached to the Guarantee and Collateral Agreement, and the existing Schedule 2 to the Guarantee and Collateral Agreement shall be deemed to be replaced in its entirety with Schedule 2 attached hereto.

        SECTION 3.    (a) Holdings hereby represents and warrants that each of the representations and warranties set forth in Section 4.7 of the Guarantee and Collateral Agreement relating to Holdings or the New Pledged Shares or the New Notes, each of which is incorporated herein by reference, is true and correct, and each Agent and each Lender shall be entitled to rely on each of such representations and warranties as if they were fully set forth herein.

        (b)  Each of the Grantors hereby represents and warrants that each of its representations and warranties set forth in the Guarantee and Collateral Agreement is true and correct on and as of the date hereof as if made on the date hereof.

        SECTION 4.    The Company and Holdings hereby covenant and agree that, no later than January 17, 2003, the Company shall cause Holdings to, and Holdings shall, deliver to the Administrative Agent a certificate or certificates representing the New Pledged Shares.

        SECTION 5.    This Supplement may be executed by one or more of the parties to this Supplement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Supplement shall become effective when the Administrative Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of each of the undersigned.

        SECTION 6.    Except as expressly supplemented hereby, the Guarantee and Collateral Agreement shall remain in full force and effect.

        SECTION 7.    THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

        SECTION 8.    Any provision of this Supplement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

        SECTION 9.    All communications and notices hereunder shall be in writing and given as provided in Section 12.2 of the Credit Agreement.

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        IN WITNESS WHEREOF, the undersigned have entered into this Supplement to the Guarantee and Collateral Agreement as of the date first above written. `

COMPANY:
SCIENTIFIC GAMES CORPORATION
By:
Name: Title:
GUARANTORS:
AUTOTOTE DOMINICANA INC.
By:
Name: Title:
AUTOTOTE ENTERPRISES, INC.
By:
Name: Title:
AUTOTOTE GAMING, INC.
By:
Name: Title:
AUTOTOTE INTERACTIVE, INC.
By:
Name: Title:
AUTOTOTE INTERNATIONAL, INC.
By:
Name: Title:

AUTOTOTE KENO CORPORATION
By:
Name: Title:
AUTOTOTE SYSTEMS, INC.
By:
Name: Title:
BLUE SUEDE ACQUISITION CORP.
By:
Name: Title:
SCIENTIFIC GAMES ACQUISITION, INC.
By:
Name: Title:
SCIENTIFIC GAMES FINANCE CORPORATION
By:
Name: Title:
SCIENTIFIC GAMES (GREECE), INC.
By:
Name: Title:
SCIENTIFIC GAMES HOLDINGS CORP.
By:
Name: Title:

SCIENTIFIC GAMES INTERNATIONAL, INC.
By:
Name: Title:
SCIENTIFIC GAMES MANAGEMENT CORPORATION
By:
Name: Title:
SCIENTIFIC GAMES ROYALTY CORPORATION
By:
Name: Title:

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  Exhibit 10.30
SUPPLEMENT TO GUARANTEE AND COLLATERAL AGREEMENT
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